Exhibit 99.1

WENDY’S ANNOUNCES CEO SUCCESSION

Kirk Tanner to Succeed Todd Penegor as President & CEO

Company Reaffirms Previously Provided FY 2023 Outlook

and Plans to Release Q4 2023 Results and 2024 and Long-Term Outlook February 15

DUBLIN, Ohio, Jan. 18, 2024/PRNewswire/ — The Wendy’s Company (Nasdaq: WEN) today announced that its Board of Directors has appointed Kirk Tanner as Wendy’s President and CEO, effective February 5, 2024. Mr. Tanner will succeed Todd Penegor, who will depart from the Company and Board in February after serving in senior leadership positions at Wendy’s for more than a decade. Mr. Tanner has also been elected to serve on the Wendy’s Board of Directors.

Mr. Tanner most recently served as Chief Executive Officer of North American Beverages at PepsiCo, Inc., and joins Wendy’s with more than 30 years of experience across beverages, snacks and foodservice. At PepsiCo, he oversaw the $26+ billion business unit, which accounts for approximately 30% of PepsiCo’s overall business, driving operational performance and revenue growth, the incubation and launch of new products and the entrance into new markets over the course of his tenure. Prior to his most recent role, Mr. Tanner oversaw PepsiCo’s Global Foodservice division, during which time he expanded the Company’s presence in foodservice through strategic partnerships, new product lines and significant deals with major sports leagues and restaurant chains.

“We are thrilled to welcome an executive of Kirk’s caliber to the Wendy’s team,” said Nelson Peltz, Chairman of the Wendy’s Board. “Kirk is a proven operational leader whose customer-centric mindset and broad experience positioning and growing some of the most well-known global brands make him the ideal candidate to lead Wendy’s into its next phase of growth and expansion.”

“I am honored to have the opportunity to lead this iconic brand at such a pivotal time in the industry,” said Mr. Tanner. “I am energized by the future potential and expansion opportunities for the business. I look forward to working with the talented Wendy’s team and franchisees to drive future growth and success.”

Mr. Peltz continued, “On behalf of the Board, I would like to thank Todd for his tremendous contributions to Wendy’s over the years. Through his leadership, Wendy’s has driven strong growth in sales, earnings and new restaurant counts, forging an industry-leading partnership with the franchise community and a robust digital business. We wish him nothing but the best in his next chapter.”

“I am grateful to the Wendy’s team for their dedication and am immensely proud of all we have achieved together,” said Mr. Penegor. “I’m confident the Company is in highly capable hands with Kirk at the helm. My Wendy’s roots run deep, and while the time is right for me to move on as an executive of this great organization, I will forever be a supporter as a loyal customer.”

Wendy’s Reaffirms Previously Provided FY 2023 Outlook

Wendy’s continues to expect its full year 2023 results to fall within the outlook ranges provided in its third quarter earnings release issued on November 2, 2023. The Company will release its fourth quarter and full year 2023 results and share its 2024 and long-term financial outlook on February 15, 2024.

Forward-Looking Statements

This release contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Generally, forward-looking statements include the words “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimate,” “goal,” “upcoming,” “outlook,” “guidance” or the negation thereof, or similar expressions. In addition, all statements that address future operating, financial or business performance, strategies or initiatives, future efficiencies or savings, anticipated costs or charges, future capitalization, anticipated impacts of recent or pending investments or transactions and statements expressing general views about future results or brand health are forward-looking statements within the meaning of the Reform Act. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by the Company’s forward-looking statements.

Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, the following: (1) the impact of competition or poor customer experiences at Wendy’s restaurants; (2) adverse economic conditions or disruptions, including in regions with a high concentration of Wendy’s restaurants; (3) changes in discretionary consumer spending and consumer tastes and preferences; (4) the disruption to the Company’s business from the COVID-19 pandemic and the impact of the pandemic on the Company’s results of operations, financial condition and prospects; (5) impacts to the Company’s corporate reputation or the value and perception of the Company’s brand; (6) the effectiveness of the Company’s marketing and advertising programs and new product development; (7) the Company’s ability to manage the accelerated impact of social media; (8) the Company’s ability to protect its intellectual property; (9) food safety events or health concerns involving the Company’s products; (10) our ability to deliver accelerated global sales growth and achieve or maintain market share across our dayparts; (11) the Company’s ability to achieve its growth strategy through new restaurant development and its Image Activation program; (12) the Company’s ability to effectively manage the acquisition and disposition of restaurants or successfully implement other strategic initiatives; (13) risks associated with leasing and owning significant amounts of real estate, including environmental matters; (14) risks associated with the Company’s international operations, including the ability to execute its international growth strategy; (15) changes in commodity and other operating costs; (16) shortages or interruptions in the supply or distribution of the Company’s products and other risks associated with the Company’s independent supply chain purchasing co-op; (17) the impact of increased labor costs or labor shortages; (18) the continued succession and retention of key personnel and the effectiveness of the Company’s leadership and organizational structure; (19) risks associated with the Company’s digital commerce strategy, platforms and technologies, including its ability to adapt to changes in industry trends and consumer preferences; (20) the Company’s dependence on computer systems and information technology, including risks associated with the failure or interruption of its systems or technology or the occurrence of cyber incidents or deficiencies; (21) risks associated with the Company’s securitized financing facility and other debt agreements, including compliance with operational and financial covenants, restrictions on its ability to raise additional capital, the impact of its overall debt levels and the Company’s ability to generate sufficient cash flow to meet its debt service obligations and operate its business; (22) risks associated with the Company’s capital allocation policy, including the amount and timing of equity and debt repurchases and dividend payments; (23) risks associated with complaints and litigation, compliance with legal and regulatory requirements and an increased focus on environmental, social and governance issues; (24) risks associated with the availability and cost of insurance, changes in accounting standards, the recognition of impairment or other charges, changes in tax rates or tax laws and fluctuations in foreign currency exchange rates; (25) conditions beyond the Company’s control, such as adverse weather conditions, natural disasters, hostilities, social unrest, health epidemics or pandemics or other catastrophic events; (26) risks associated with the Company’s organizational redesign; and (27) other risks and uncertainties cited in the Company’s releases, public statements and/or filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” sections of the Company’s Forms 10-K and 10-Q.

In addition to the factors described above, there are risks associated with the Company’s predominantly franchised business model that could impact its results, performance and achievements. Such risks include the Company’s ability to identify, attract and retain experienced and qualified franchisees, the Company’s ability to effectively manage the transfer of restaurants between and among franchisees, the business and financial health of franchisees, the ability of franchisees to meet their royalty, advertising, development, reimaging and other commitments, participation by franchisees in brand strategies and the fact that franchisees are independent third parties that own, operate and are responsible for overseeing the operations of their restaurants. The Company’s predominantly franchised business model may also impact the ability of the Wendy’s system to effectively respond and adapt to market changes.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect the Company.

The Company assumes no obligation to update any forward-looking statements after the date of this release as a result of new information, future events or developments, except as required by federal securities laws, although the Company may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

About Wendy’s

Wendy’s® was founded in 1969 by Dave Thomas in Columbus, Ohio. Dave built his business on the premise, “Quality is our Recipe®,” which remains the guidepost of the Wendy’s system. Wendy’s is best known for its made-to-order square hamburgers, using fresh, never frozen beef*, freshly-prepared salads, and other signature items like chili, baked potatoes and the Frosty® dessert. The Wendy’s Company (Nasdaq: WEN) is committed to doing the right thing and making a positive difference in the lives of others. This is most visible through the Company’s support of the Dave Thomas Foundation for Adoption® and its signature Wendy’s Wonderful Kids® program, which seeks to find a loving, forever home for every child waiting to be adopted from the North American foster care system. Today, Wendy’s and its franchisees employ hundreds of thousands of people across over 7,000 restaurants worldwide with a vision of becoming the world’s most thriving and beloved restaurant brand. For details on franchising, connect with us at www.wendys.com/franchising.

Visit www.wendys.com and www.squaredealblog.com for more information and connect with us on X and Instagram using @wendys, and on Facebook at www.facebook.com/wendys.

* Fresh beef available in the contiguous U.S., Alaska, and Canada.

Media Contact:

Heidi Schauer

Vice President – Communications, Public Affairs & Customer Care

(614) 764-3368; heidi.schauer@wendys.com

Investor Contact:

Kelsey Freed

Director - Investor Relations

(614) 764-3345; kelsey.freed@wendys.com